CONFIDENTIAL TREATMENT REQUESTED. CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 10.03

MODIFICATION P00002 TO THE TECHNOLOGY INVESTMENT AGREEMENT

Between

AMYRIS, INC.,

5885 Hollis Street Suite 100

Emeryville, CA 94608

And

The Defense Advanced Research Projects Agency

675 North Randolph Street

Arlington, VA 22203-2114

Concerning

Improving the Timeline for Scaling Up Molecules from Proof Of Concept to Market Reducing Time and Cost

(Mgs TO Kgs)

Agreement No.: HR0011-15-3-0001

DARPA Order No.: HR0011621265

Total Amount of the Agreement:	$50,721,349
Total Estimated Government Funding of the Agreement:	$35,160,011
Contractor Share Contribution	$15,551,338
Total Funds Obligated:	$16,675,381
Funds Obligated by this Modification	$10,639,695

Recipient Identification Number/Codes:	DUNS: 185930182
CAGE: 47QN9
TIN:

Accounting and Appropriation Data

CLIN: 0001

SLIN: 02

ACRN: AB

LOA: 012199 097 0400 000 N 20162017 D 1320 BLTM66 2016.MBT-02.CORE.A DARPA 255

FUNDING AMOUNT: $10,639,695

Authority: 10 U.S.C. § 2371

In order to provide incremental funding and amend documents to reflect the funding increase, and incorporate changes in Attachment (I) Statement of Work and Attachment (3) to align milestone dates, the following administrative changes are made:

1. In accordance with Article V, Obligation and Payment, subparagraph A. Obligation and Attachment (4) Funding Schedule, incremental funding is [*].

2. The Technology Investment Agreement HR0011-15-3-0001 M2K Revision 2, is issued to show increased funding on the cover page, incorporate Attachment (3) Revision 2 in the Table of Contents as shown below, and incorporate the accounting and appropriation data shown on page 1 into Article V, Obligation and Payment, subparagraph C. Accounting and Appropriation Data.

ATTACHMENTS

ATTACHMENT 1 – Revision 1	Statement of Work
ATTACHMENT 2	Report Requirements
ATTACHMENT 3 – Revision 2	Total Agreement Funding Plan and Payable Milestones and Corresponding Payment Schedule
ATTACHMENT 4	Funding Schedule
ATTACHMENT 5	List of Intellectual Property Assertions by the Performer
ATTACHMENT 6	List of Property Greater than $5,000
ATTACHMENT 7	Certifications for Agreement No. HR0011-15-3-0001

3. Attachment (1) Statement of Work is issued to align Technical Tasks D:4 dates to Attacinnent 3 Revision 2, Total Agreement Funding Plan and Payable Milestones and Corresponding Payment Schedule.

4. Attachment (3) Total Agreement Funding Plan and Payable Milestones and Corresponding Payment Schedule - Revision (2) is issued to incorporate changes in milestones to align to the Attacinnent (I) Statement of Work and to incorporate the incremental funding line of accounting designation in the CLlN/SLlN/ACRN column. Both changes are shown in bold in the Attachment.

5. All provisions, terms, and conditions set forth in this Agreement are applicable and in full force and effect except as specified otherwise herein.

FOR THE UNITED STATES OF AMERICA, THE DEFENSE ADVANCED RESEARCH PROJECTS AGENCY

/s/ Michael S. Mutty
Michael S. Mutty Agreements Officer Contracts Management Office
2/29/2016
(Date)

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TECHNOLOGY INVESTMENT AGREEMENT

BETWEEN

AMYRIS, INC.,

5885 HOLLIS STREET SUITE 100

EMERYVILLE, CALIFORNIA 94608

AND

THE DEFENSE ADVANCED RESEARCH PROJECTS AGENCY

675 NORTH RANDOLPH STREET ARLINGTON, VA 22203-2114

CONCERNING

IMPROVING THE TIMELINE FOR SCALING UP MOLECULES FROM PROOF OF CONCEPT
TO MARKET REDUCING TIME AND COST

(MGS TO KGS)

Agreement No.: HR0011-15-3-0001 – Revision 2

DARPA Order No.: HR0011518718

Total Amount of the Agreement: $50,721,349

Total Estimated Government Funding of the Agreement: $35,160,011

Funds Obligated: $16,675,381

Authority: 10 U.S.C. § 2371

Line of Appropriation – See Article V.C.

This Agreement is entered into between the United States of America, hereinafter called the Government, represented by The Defense Advanced Research Projects Agency (DARPA), and AMYRIS, INC., a corporation organized and existing under the laws of the State of Delaware with its principal place of business at 5885 Hollis Street, Suite 100, Emeryville, California 94608 pursuant to and under U.S. Federal law.

FOR AMYRIS, INC	FOR THE DEFENSE ADVANCED RESEARCH PROJECTS AGENCY

(Signature & Date)	(Signature & Date)

Michael S. Mutty Agreements Officer
(Name, Title)	(Name, Title)

Agreement HR0011-15-3-0001

ATTACHMENTS

ATTACHMENT 1 – Revision 1	Statement of Work
ATTACHMENT 2	Report Requirements
ATTACHMENT 3 – Revision 2	Total Agreement Funding Plan and Payable Milestones and Corresponding Payment Schedule
ATTACHMENT 4	Funding Schedule
ATTACHMENT 5	List of Intellectual Property Assertions by the Performer
ATTACHMENT 6	List of Property Greater than $5,000
ATTACHMENT 7	Certifications for Agreement No. HR0011-15-3-0001

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ARTICLE I: SCOPE OF THE AGREEMENT

A.       Background

Performer is a leader in applying synthetic biology technologies to engineer living organisms into manufacturing platforms that are able to produce a wide variety of target molecules, many of which are impossible to produce through traditional manufacturing processes. While current technologies are highly advanced, they suffer from a lack of integration and automation. By focusing on the same principles that made the United States the leaders in traditional manufacturing, namely standardized engineering and efficiency gains through automation, the Performer seeks, through funding in this Agreement, to develop a state of the art open bio-fabrication facility that will shorten the scale-up time and cost by using biology to produce molecules. Many of these molecules are directly relevant to the DoD mission due to their unique chemical properties that enable their use as fuels, lubricants, anti-fouling agents, antibiotics, and adhesives while also providing building blocks for novel families of materials. DARPA’s interest in synthetic biology rises from its potential application to manufacturing. Biological manufacturing is in its infancy and the work required to reduce the time, effort, and cost needed to develop a new microbe is risky and at odds with the work needed to bring a product to market which is the chief goal of any company seeking to capitalize on the technology. The Agreement supports research with a long-term perspective that will enable academic and commercial participants to perform cutting edge research with less effort and cost than ever before. In addition to producing molecules relevant to the DoD, the commercial opportunities are immense since virtually any molecule made through traditional manufacturing processes can be replicated using biology as a catalyst. Although engineering cellular factories has been intermittently successful, the cost and time required for success have been prohibitive. The Performer’s new technological approach will develop new molecules and materials while at the same time improving efficacy and efficiency. As a result of these improvement, the United States will reduce production time to under three years and at less than $10M per molecule while simultaneously handling 100 molecules, a 20X improvement. To achieve these innovations, the Performer will focus on technology development addressing metabolic pathway and enzyme design, strain construction, phenotypic measurements, large-scale data analysis, and strain optimization. To ensure success, the Performer will complement its expertise in strain engineering by partnering with companies and academic laboratories that are leaders in their field. Upon the completion of this agreement, the capacity to perform biological engineering will far surpass current capabilities. The United States will possess state of the art facilities for design and biomanufacturing of existing and novel molecules and materials.

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B.       Definitions

Affiliate: means, with respect to an entity, any person or entity that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such first entity. For purposes of this definition, “control”, “controlled by”, and “under common control with” mean (i) the possession, directly or indirectly, of the power to direct the management or policies of an entity, whether through the ownership of voting securities, by contract relating to voting rights or corporate governance, or otherwise or (ii) the ownership, directly or indirectly, of more than fifty percent (50%) of the voting securities or other ownership interest of an entity.

Agreement: The body of this Agreement and Attachments 1 – 7, which are expressly incorporated in and made a part of the Agreement.

Collaborators: A third party in a contractual arrangement with the Performer or with a Subcontractor, whether executed before or after the Effective Date, under which arrangement the Performer or a Subcontractor has agreed to jointly research, develop and/or commercialize a technology or product with such third party and has an “active role” in such arrangement. For the avoidance of doubt, an “active role” by the Performer or a Subcontractor is a contractual relationship (1) that involves more than the mere transfer of intellectual property and (2) where the Performer or a Subcontractor has a significant participation in decision making and/or funding of the activities.

Data: Recorded information, regardless of form or method of recording, which includes but is not limited to, scientific or technical data, software, trade secrets, and mask works, in each case developed or generated by the Performer or its Subcontractors in performing the Program under this Agreement. The term “Data” does not include financial, administrative, cost, pricing or management information.

Effective Date: means November 1, 2015.

Foreign Firm or Institution: A firm or institution organized or existing under the laws of a country other than the United States, its territories, or possessions. The term includes, for purposes of this Agreement, any agency or instrumentality of a foreign government; and firms, institutions or business organizations which are owned or substantially controlled by foreign governments, firms, institutions, or individuals.

Government: The United States of America, as represented by DARPA.

Government Purpose Rights: The rights to use, duplicate, or disclose Data, in whole or in part and in any manner, for Government Purposes only, and to have or permit others to do so for Government Purposes only.

Government Purpose: Any activity in which the Government is a party, including cooperative agreements with international or multi-national defense organizations or sales or transfers by the Government to foreign governments or international organizations. Government Purposes include competitive procurement, but do not include the rights to use, modify, reproduce, release, perform, display, or disclose Data for commercial purposes or authorize others to do so.

Invention: Any invention or discovery which is or may be patentable or otherwise protectable under Title 35 of the United States Code.

Know-How: All information including, but not limited to discoveries, formulas, materials, Inventions, processes, ideas, approaches, concepts, techniques, methods, software, programs, documentation, procedures, firmware, hardware, technical data, specifications, devices, apparatus and machines.

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Limited Rights: The rights to use, modify, reproduce, release, perform, display, or disclose Data, in whole or in part, within the Government. The Government may not, without the written permission of the Party asserting limited rights, release or disclose applicable Data outside the Government, use the applicable Data for manufacture, or authorize the applicable Data to be used by another party, except that the Government may reproduce, release, or disclose such Data or authorize the use or reproduction of the applicable Data by persons outside the Government if -

(i)	The reproduction, release, disclosure , or use is:
A.	Necessary for emergency repair and overhaul; or
B.	A release or disclosure to

1. A covered Government support contractor in performance of its covered Government support contract for use, modification, reproduction, performance, display or release or disclosure to a person authorized to receive Limited Rights Data; or

2. A foreign government, of such Data other than detailed manufacturing or process Data, when use of such Data by the foreign government is in the interest of the Government and is required for evaluational or informational purposes;

(ii)	The recipient of the applicable Data is subject to a prohibition on the further reproduction, release, disclosure, or use of the Data; and
(iii)	The Performer, or its subcontractor asserting the restriction is notified of such reproduction, release, disclosure, or use.

Made: Relates to any Invention means the conception or first actual reduction to practice of such Invention.

Parties: The Government (represented by DARPA) and the Performer.

Payable Milestone: A Program-related task or tasks identified in Attachment 3 for which a corresponding payment (also identified in Attachment 3) will be made by the Government to the Performer upon the Government’s verification, in accordance with this Agreement, that the Performer (or a Subcontractor) accomplished such task(s).

Performer: AMYRIS, INC. a corporation organized and existing under the laws of the State of Delaware with its principal place of business at 5885 Hollis Street, Suite 100, Emeryville, California 94608

Practical Application: To manufacture, in the case of a composition of product, to practice, in the case of a process or method, or to operate, in the case of a machine or system; and, in each case, under such conditions as to establish that the Subject Invention is capable of being utilized and that its benefits are, to the extent permitted by law or Government regulations, available to the public on reasonable terms. For the avoidance of doubt, the Parties acknowledge that “Practical Application” under this Agreement may not include actual commercialization of Subject Invention(s) hereunder because such Subject Invention(s) are likely to be Tools (e.g., it is envisioned that the Tools resulting from the research carried out under this Agreement will later – outside of this Agreement - be used by the Performer and its Subcontractors to develop commercial products).

Program: Research and development being conducted by the Performer and its Subcontractors under this Agreement, as set forth in Article I, paragraph C and in Attachment 1, Statement of Work.

Property: Any tangible personal property other than property actually consumed during the execution of work under this Agreement.

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Agreement HR0011-15-3-0001

Subcontractor: Those persons or entities that, per a written agreement with the Performer, will perform certain of the Payable Milestones. As of the date of this Agreement, the Subcontractors consist of Agilent Technologies, Inc., Arzeda Corporation, m2p-labs GmbH, Ruprecht-Karls-Universität Heidelberg, and Bruker Corporation.

Subject Invention: Any Invention conceived or first actually reduced to practice in the performance of the Program under this Agreement that is capable of use as a Tool for making or altering a genetically modified organism; provided however, any Inventions, regardless when conceived or reduced to practice, covering a genetically modified organism, a strain, or any compound or product made by or from an organism or strain shall not be considered “Subject Inventions” hereunder. For the avoidance of doubt, no Inventions conceived or reduced to practice prior to the Effective Date, excluding subject inventions conceived or first actually reduced to practice under the Amyris Living Foundries TIA HR0011-12-3-0006, shall be considered performed “under this Agreement.”

Technology: Discoveries, innovations, Know-How and Inventions, whether patentable or not, including computer software, recognized under U.S. law as intellectual creations to which rights of ownership accrue, including, but not limited to, patents, trade secrets, maskworks, and copyrights, developed under this Agreement.

Term: has the meaning set forth in Article II, paragraph A.

Tools: Software, analytical methods, standard operating procedures, and workflow processes.

Unlimited Rights: Rights to use, duplicate, release, or disclose Data, in whole or in part, in any manner and for any purposes whatsoever, and to have or permit others to do so.

C.       Scope

1.       The Performer shall perform the Program, which is intended to build an open BioFab that shortens the timeline for scaling up molecules from proof of concept to market to two to three years, reduces the cost of such development to less than $10 million per molecule, and simultaneously handles a hundred molecules. Success will be demonstrated by delivering 1 kg of material for 10 molecules generated by an integrated pipeline that enables the biological production of metric tons of any subsequent molecule in two to three years. The Program shall be carried out in accordance with the Statement of Work incorporated in this Agreement as Attachment 1. The Performer shall submit or otherwise provide all documentation required by Attachment 2, Report Requirements.

2.       The Performer shall be paid for each Payable Milestone accomplished in accordance with the Schedule of Payments and Payable Milestones set forth in Attachment 3 and the procedures of Article V. The Schedule of Payments and Payable Milestones set forth in Attachment 3 may be revised or updated in accordance with Article III, subject to mutual agreement of the Parties.

3.       The Government and the Performer estimate that the Statement of Work for this Agreement can only be accomplished with the Performer’s provision during the Term of the “Performer Contribution”, as detailed in the Total Agreement Funding Plan set forth in Attachment 3 and the Funding Schedule set forth in Attachment 4. The Total Agreement Funding Plan and the Funding Schedule may be revised or updated in accordance with Article III, subject to mutual agreement of the Parties. The Performer intends and, by entering into this Agreement, undertakes to cause the Performer Contribution to be provided. However, if either the Government or the Performer is unable to provide its respective funding (in the case of the Government) or the Performer Contribution (in the case of the Performer) for the Program, the other Party may reduce its funding or Performer Contribution, whichever is applicable to it, for the Program by a proportional amount. Throughout the Term, the Parties, through the Performer’s routine reports to the Government, will monitor the Performer’s satisfaction of the Performer Contribution and will promptly address, in good faith, any divergence or shortfall in the final Performer Contribution amount anticipated by the Performer (e.g., the Performer purchases Property for the Program at a price significantly cheaper than what was anticipated when establishing the Performer Contribution) and its effect, if any, on the Government’s funding obligation under this Agreement.

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D.       Goals / Objectives

1.       The goal of this Agreement is for the Performer to investigate and build a BioFab that scales up molecules from proof of concept to market in less time and at less cost, as described under Scope above. The goal is to accomplish this by incorporating radical innovations into key modules at each stage of the Design-Build-Test-Learn cycle as described in detail Amyris Proposal “Mgs to Kgs” dated February 3, 2015. The modules will be interdependent and align within an integrated pipeline. The foundation is a set of measurement technologies with various levels of risk. In addition to new algorithms for pathway prediction, data analysis and hypothesis generation, the BioFab’s testing and optimization of up to 450 molecules from a large metabolic space will require a paradigm shift from a high-throughput, single-molecule screening platform to a high throughput, molecule-agnostic screening platform that is predictive of performance to a large scale. To address the gaps in throughput, quality and scale, a testing platform that utilizes a tiered approach to promote strains will be developed. Although individual tiers exist in some form at various institutions and companies (including at the Performer), there is not a single platform that has managed to encompass all of them into a single pipeline at the proposed scale.

2.       The Government will have continuous involvement with the Performer. The Government will also obtain access to research results and certain rights in Data and Subject Inventions pursuant to Articles VII and VIII. Government and the Performer are bound to each other by a duty of good faith and best research effort in achieving the goals of the Program.

3.       This Agreement is an "other transaction" pursuant to 10 U.S.C. § 2371. The Parties agree that the principal purpose of this Agreement is for the Government to support and stimulate the Performer to provide its best effort in advanced research and technology development and not for the acquisition of property or services for the direct benefit or use of the Government. The Performer will be paid a fixed amount for each Payable Milestone accomplished in accordance with the Payable Milestones and Corresponding Payment Schedule set forth in Attachment 3 and the procedures of Article V. The Parties agree that the amount payable to Performer for an accomplished Payable Milestone will be unaffected by whether Performer ends up expending more or less effort to accomplish such Payable Milestone than the Parties assumed would be required to accomplish it. This Agreement is not intended to be, nor shall it be construed as, by implication or otherwise, a partnership, a corporation, or other business organization.

ARTICLE II: TERM

A.       Term of this Agreement

The Program commences upon the Effective Date and continues for forty-eight (48) months, unless extended as described in paragraph C below, (the “Term”) and is split into three development and operational phases described below and depicted in the table:

“Dev” – in the first twenty-four months, the initial set of strain designs and testing will be generated using existing infrastructure and processes, while simultaneously developing the new technology platforms simultaneously;

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“DevOps” – newly developed technology platforms will be transferred to pipeline operations as part of the beta-testing transition process;

“Ops” – once the technology transfer is completed, the new technologies will be part of standard operations.

If all Government funds committed for the Program and the Performer Contribution are expended prior to the expiration of the Term, the Parties have no obligation to continue performance of the Program and may elect to cease development at that point.

Provisions of this Agreement, which, by their express terms or by necessary implication, apply for periods of time other than specified herein, shall be given effect, notwithstanding this Article.

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Agreement HR0011-15-3-0001

[*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Agreement HR0011-15-3-0001

B.       Termination Provisions

Subject to a reasonable determination that the Program will not produce beneficial results commensurate with the expenditure of resources, either Party may terminate this Agreement by written notice to the other Party, provided that such written notice is preceded by consultation between the Parties. In the event of a termination of the Agreement under this paragraph B, it is agreed that disposition of Data shall be in accordance with the provisions set forth in Article VIII, Data Rights. The Government and the Performer will negotiate in good faith a reasonable and timely adjustment of all outstanding issues between the Parties as a result of termination under this paragraph B. Failure of the Parties to agree to a reasonable adjustment will be resolved pursuant to Article VI, Disputes. The Government has no obligation to pay the Performer beyond the last completed and paid Payable Milestone if the Performer decides to terminate under this paragraph B. For the avoidance of doubt, any termination under this paragraph B by either Party does not require repayment by the Performer of any Payable Milestone amounts already received by the Performer.

C.       Extending the Term

The Parties may extend, by mutual written agreement, the Term if funding availability and research opportunities reasonably warrant. Any extension shall be formalized through modification of the Agreement by the DARPA Agreements Officer and the Performer’s Administrator.

ARTICLE III: MANAGEMENT OF THE PROJECT

A.       Management and Program Structure

The Performer shall be responsible for the overall technical and program management of the Program, and technical planning and execution shall remain with the Performer. The DARPA Agreements Officer’s Representative, in consultation with the DARPA Program Manager or DARPA management, shall provide recommendations to Program developments and technical collaboration and be responsible for the review and verification of the Payable Milestones.

B.       Program Management Planning Process

Program planning will consist of an Annual Program Plan with inputs and review from the Performer and DARPA management, containing the detailed schedule of research activities and Payable Milestones. The Annual Program Plan will consolidate quarterly adjustments in the Program’s research schedule, including revisions/modification to Payable Milestones.

1.       Initial Program Plan: The Performer will follow the initial program plan that is contained in the Statement of Work, Attachment 1, and in the Payable Milestones and Corresponding Payment Schedule, Attachment 3.

2.       Overall Program Plan Annual Review

(a)       The Performer, with DARPA Agreements Officer’s Representative review, in consultation with the DARPA Program Manager or DARPA management, will prepare an overall Annual Program Plan in the last month of each Agreement year (i.e., October). The Annual Program Plan will be presented and reviewed at an annual site review, to be held within the sixty (60) days of each subsequent Agreement year, which will be attended by the Performer’s Key Personnel (as defined in Article XIV), the DARPA Agreements Officer’s Representative, senior DARPA management (as appropriate), and other DARPA program managers and personnel (as appropriate). The Performer, with DARPA participation and review, will prepare a final Annual Program Plan following such annual site review as more fully described in Attachment 2, Report Requirements.

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(b)       The Annual Program Plan provides a detailed schedule of the Program’s research activities, commits the Performer to use its best efforts to meet specific performance objectives, includes forecasted expenditures and describes the Payable Milestones. The Annual Program Plan will consolidate all prior adjustments in the Program’s research schedule, including revisions/modifications to the Payable Milestones. Recommendations for changes, revisions or modifications to the Agreement which result from this annual review process shall be made in accordance with the provisions of Article III, paragraph C.

C.        Modifications

1.       As a result of the Parties’ meetings (in person or videoconference) or annual reviews or at any other time during the Term, the Program’s research progress or results or other changes in circumstances (e.g., availability of required materials or equipment from external vendors, legal freedom to operate, etc.) may indicate that a change in the Statement of Work and/or the Payable Milestones would be beneficial to Program’s objectives. Recommendations for modifications, including justifications to support any changes to the Statement of Work and/or the Payable Milestones, will be documented in a letter and submitted by the Performer to the DARPA Agreements Officer’s Representative with a copy to the DARPA Agreements Officer. This documentation letter will detail the technical, chronological, and financial impact of the proposed modification to the Program. The Performer shall approve any Agreement modification. The Government is not obligated to pay for additional or revised Payable Milestones until the Payable Milestones and Corresponding Payment Schedule, Attachment 3, is formally revised by the DARPA Agreements Officer and made part of this Agreement.

2.       The DARPA Agreements Officer’s Representative shall be responsible for the review and verification of any recommendations to revise or otherwise modify the Agreement, the Statement of Work, the Payable Milestones and Corresponding Payment Schedule, or any other proposed changes to the terms and conditions of this Agreement.

3.       For minor or administrative Agreement modifications (e.g., changes in the paying office or appropriation data, changes to Government or the Performer’s personnel identified in the Agreement, etc.), no signature is required by the Performer.

ARTICLE IV: AGREEMENT ADMINISTRATION

Unless otherwise provided in this Agreement, approvals permitted or required to be made by the Government may be made only by the DARPA Agreements Officer. Administrative and contractual matters under this Agreement shall be referred to the following representatives of the Parties:

A.           Government Points of Contact:

DARPA Agreements Officer:

DARPA Program Manager:

DARPA Agreements Officer’s Representative (AOR):

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DARPA Administrative Agreements Officer (AAO):

DARPA Assistant Director, Program Management (ADPM)

B.       Performer Points of Contact

Administrator:

  , Program Manager, R&D,

Contracting:

  , General Counsel,

Program Manager:

  , PI,

BioAnalytics Group Leader:

  , Co-PI,

Each Party may change its representatives named in this Article by written notification to the other Party. The Government will effect the change as stated in Article III, C.3 above.

ARTICLE V: OBLIGATION AND PAYMENT

A.       Obligation

1.       The Government’s liability to make payments to the Performer is limited to only those funds obligated under the Agreement or by modification to the Agreement. The Government may obligate funds to the Agreement incrementally.

2.       If modification of a Payable Milestone becomes necessary in performance of this Agreement, pursuant to Article III, paragraph C, the DARPA Agreements Officer and the Performer’s Administrator shall execute a revised Payable Milestones and Corresponding Payment Schedule consistent with the then current Annual Program Plan.

B.       Payments for Accomplished Payable Milestones

1.       The Performer has, and agrees to maintain, an established accounting system, which complies with Generally Accepted Accounting Principles and the requirements of this Agreement and shall ensure that appropriate arrangements have been made for receiving, distributing and accounting for all funding. An acceptable established accounting system is one in which all cash receipts and disbursements are controlled and documented properly.

2.       Once the Performer accomplishes a Payable Milestone, the Performer may seek payment from the Government of the corresponding payment amount in the Payable Milestones and Corresponding Payment Schedule in Attachment 3. The Performer shall document the accomplishment of such Payable Milestone by submitting or otherwise providing the Payable Milestones Report required by Attachment 2, Part F. After written verification of the accomplishment of such Payable Milestone by the DARPA Agreements Officer’s Representative and approval by the DARPA Agreements Officer, the associated invoice will be submitted to the payment office via Wide Area Workflow (“WAWF”), as detailed in subparagraph B.6 of this Article. If a Payable Milestone is composed of more than one task (e.g., Payable Milestones 2, 6, 7, etc.), all such tasks in such Payable Milestone must be fully accomplished before the Performer may seek payment for such Payable Milestone. However, if a task in a single task Payable Milestone (or all of the tasks in a multi-task Payable Milestone) cannot be completed by the applicable Milestone (MS) Month set forth in Attachment 3, the Performer will document such event in its Monthly Technical Status Report, and the Parties will execute a contract modification to incorporate required changes in Attachment 3, and in Attachments 1 and 4, as applicable. For clarity, the “MS Month” column set forth in Attachment 3 sets forth the Parties’ good faith estimate of the date by which a Payable Milestone will be accomplished, but it is not a deadline for accomplishing the applicable Payable Milestone. In addition, missing the MS Month does not prevent the Performer from subsequently accomplishing the applicable Payable Milestone and has no effect on the corresponding payment amount in Attachment 3 once accomplished.

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If deemed necessary by the DARPA Agreements Officer, payment approval for the final Payable Milestone will be made after reconciliation of actual Government funding for the Program with the actual Performer Contribution amount. While there will be this final Government reconciliation and accounting of the Performer Contribution amount, the Parties agree that the quarterly accounting of the Performer Contribution, as reported in the quarterly Business Status Report submitted in accordance with Attachment 2, will not, nor is it necessarily intended or required to, uniformly or proportionally track or match the estimated schedule of the Performer Contribution set forth in either Attachments 3 or 4.

3.       Subject to change only through written Agreement modification, payment shall be made to the address of the Performer’s Administrator set forth below.

AMYRIS, INC., 5885 Hollis Street, Suite 100, Emeryville, California 94608

4.       Payments will be made by the cognizant Defense Agencies Financial Services office, as indicated below, within thirty (30) calendar days of an accepted invoice in WAWF. WAWF is a secure web-based system for electronic invoicing, receipt and acceptance. The WAWF application enables electronic form submission of invoices, government inspection, and acceptance documents in order to support DoD’s goal of moving to a paperless acquisition process. Authorized DoD users are notified of pending actions by e-mail and are presented with a collection of documents required to process the contracting or financial action. It uses Public Key Infrastructure (“PKI”) to electronically bind the digital signature to provide non-reputable proof that the user (electronically) signed the document with the contents. Benefits include online access and full spectrum view of document status, minimized re-keying and improving data accuracy, eliminating unmatched disbursements and making all documentation required for payment easily accessible.

The Performer is required to utilize the WAWF system when processing invoices and receiving reports under this Agreement. The Performer shall (i) ensure an Electronic Business Point of Contact is designated in Central Contractor Registration at http://www.ccr.gov and (ii) register to use WAWF–RA at the https://wawf.eb.mil site, within ten (10) calendar days after award of this Agreement. Step by step procedures to register are available at the https://wawf.eb.mil site. The Performer is directed to use the “2-in-1” format when processing invoices.

a.       For the Issue By DoDAAC enter HR0011

b.       For the Admin DoDAAC and Ship To fields, enter S0507A.

c.       For the Service Acceptor field, enter HR0011, Extension 01.

d.       Leave the Inspect by DoDAAC, Ship From Code DoDAAC and LPO DoDAAC fields blank unless otherwise directed by the DARPA Agreements Officer or DARPA Administrative Agreements Officer.

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e.       The following guidance is provided for invoicing processed under this Agreement through WAWF:

• The DARPA Agreements Officer’s Representative identified at Article IV "Agreement Administration" shall continue to formally inspect and accept the deliverable Payable Milestone reports. To the maximum extent practicable, the DARPA Agreements Officer’s Representative shall review the Payable Milestone report(s) and either: 1) provide a written notice of rejection to the Performer which includes feedback regarding deficiencies requiring correction or 2) written notice of acceptance to the DARPA Administrative Agreements Officer, DARPA Program Manager and DARPA Agreements Officer.

• Acceptance within the WAWF system shall be performed by the DARPA Agreements Officer upon receipt of a confirmation email, or other form of transmittal, from the DARPA Agreements Officer’s Representative.

• The Performer shall send an email notice to the DARPA Agreements Officer’s Representative and DARPA Agreements Officer upon submission of an invoice in WAWF (this can be done from within WAWF).

• Payments shall be made by DFAS-CO/WEST (HQ0339)

• The Performer agrees, when entering invoices entered in WAWF to utilize the CLINs associated with each Payable Milestone as delineated at Attachment 3. The description of the CLIN shall include reference to the associated milestone number along with other necessary descriptive information. The Performer agrees that the Government may reject invoices not submitted in accordance with this provision.

Note for DFAS: The Agreement shall be entered into the DFAS system by CLIN – Milestone association as delineated at Attachment 3. The Agreement is to be paid out by CLIN – Milestone association. Payments shall be made using the CLIN (MS)/ACRN association as delineated at Attachment 3.

5.       Payee Information: As identified at Central Contractor Registration.

•	Cage Code: 47QN9
•	DUNS: 185930182
•	TIN:

6.       Financial Records and Reports: The Performer shall maintain adequate records to account for accomplishment of all Payable Milestones for which payment is received by the Performer under this Agreement and shall maintain adequate records to account for the Performer Contribution provided under this Agreement. Upon completion or termination of this Agreement, whichever occurs earlier, the Performer’s Administrator shall furnish to the DARPA Agreements Officer a copy of the Final Report required by Attachment 2, Part E. The Performer’s relevant financial records are subject to examination or audit on behalf of DARPA by the Government for a period not to exceed three (3) years after expiration or earlier termination of the Term. The DARPA Agreements Officer or designee shall have direct access to sufficient records and information of the Performer to ensure accomplishment of the Payable Milestones for which payment was received by the Performer under this Agreement and satisfaction of the Performer Contribution under this Agreement. Such audit, examination, or access shall be performed during business hours on business days upon reasonable, prior written notice and shall be subject to the security requirements of the audited party. For clarity, where the labor component of the Performer Contribution is based upon a fixed price hourly commercial rate(s) documented in a contract (e.g., GSA Schedule contract), the examination or audit of the labor component of such costs shall be limited to a review of hours worked and shall not include a review of the rates.

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C.       Accounting and Appropriation Data

CLIN/SLIN/ACRN: 0001/01/AA

LOA: 012199 097 0400 000 N 20152016 D 1320 BLTM66 2015.MBT-02.CORE.A DARPA 255

FUNDING AMOUNT: $6,035,686

P00002

CLIN/SLIN/ACRN: 0001/01/AB

LOA: 012199 097 0400 000 N 20162017 D 1320 BLTM66 2016.MBT-02.CORE.A DARPA 255

FUNDING AMOUNT: $10,639,695

ARTICLE VI: DISPUTES

A.       General

The Parties shall communicate with one another in good faith and in a timely and cooperative manner when raising issues under this Article.

B.       Dispute Resolution Procedures

1.       Any dispute, disagreement, or misunderstanding between the Government and the Performer concerning questions of fact or law arising from or in connection with this Agreement, and, whether or not involving an alleged breach of this Agreement, may be raised only under this Article.

2.       Whenever disputes, disagreements, or misunderstandings arise, the Party aggrieved by such dispute, disagreement, or misunderstanding shall provide written notice to the other Party involved identifying the matter in dispute and inviting the other Party involved in the dispute to attempt to resolve the issue(s) involved by discussion and mutual agreement as soon as practicable. If the aggrieved Party does not provide the notification made under subparagraph B.3 of this Article within three (3) months of becoming aware of the dispute, disagreement, or misunderstanding, then such dispute, disagreement, or misunderstanding will not constitute the basis for relief under this Article unless the Director of DARPA in the interests of justice waives this requirement.

3.       Failing resolution by mutual agreement described above, the aggrieved Party shall document the dispute, disagreement, or misunderstanding by notifying the other Party (through the DARPA Agreements Officer or the Performer’s Administrator, as the case may be) in writing of the relevant facts, identify unresolved issues, and specify the clarification or remedy sought. Within five (5) business days after providing such notice to the other Party, the aggrieved Party may, in writing, request a joint decision by the DARPA Senior Procurement Executive and a senior executive (no lower than Vice President, Legal) appointed by the Performer. The other Party shall submit a written position on the matter(s) in dispute within thirty (30) calendar days after being notified in writing that a joint decision has been requested regarding the dispute, disagreement, or misunderstanding. The DARPA Senior Procurement Executive and the Performer’s senior executive shall conduct a review of the matter(s) in dispute and render a decision in writing within thirty (30) calendar days of receipt of such other Party’s written position. Any such joint decision is final and binding.

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4.       In the absence of a joint decision, upon written request to the Director of DARPA, made within thirty (30) calendar days of the expiration of the time for a joint decision under subparagraph B.3 above, the dispute, disagreement, or misunderstanding shall be further reviewed. The Director of DARPA may elect to conduct this review personally or through a designee or jointly with a senior executive (no lower than Vice President, Legal) appointed by the Performer. Following the review, the Director of DARPA or designee will resolve the issue(s) and notify the Parties in writing. Such resolution is not subject to further administrative review and, to the extent permitted by law, shall be final and binding.

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C.       Limitation of Damages

Claims for damages of any nature whatsoever pursued under this Agreement shall be limited to direct damages only up to the aggregate amount of Government funding disbursed as of the time the dispute arises. In no event shall the Government be liable for claims for consequential, punitive, special and incidental damages, claims for lost profits, or other indirect damages.

ARTICLE VII: PATENT RIGHTS

A.       Allocation of Principal Rights

Unless the Performer shall have notified DARPA (in accordance with subparagraph B.2 below) that the Performer does not intend to retain title, the Performer shall retain the entire right, title, and interest throughout the world to each Subject Invention consistent with the provisions of this Article and 35 U.S.C. § 202. With respect to any Subject Invention in which the Performer retains title, the Government shall have a nonexclusive, nontransferable, irrevocable, paid-up license to practice or have practiced on behalf of the Government the Subject Invention throughout the world.

With regard to Inventions made under this Agreement that are not Subject Inventions, i.e. Inventions relating to genetically modified organisms, strains, or any compounds or products made by or from such organisms or strains that are conceived or first actually reduced to practice in the performance of the Program, the Government retains a right to request from Performer a nonexclusive, nontransferable, irrevocable license, on fair and reasonable terms, to such Inventions to have such Inventions practiced on behalf of the Government throughout the world. The Government will provide Performer with written notice identifying the specific Invention to which it is requesting such license. Prior to granting such license, the Parties agree to negotiate in good faith fair and reasonable terms under which the Performer would be the exclusive supplier/manufacturer to the Government of the desired compound or product under the Government’s license. Upon agreement of such fair and reasonable terms between the Performer and the Government, the Performer shall grant the Government the nonexclusive license described above to such identified Inventions. In the event that no agreement is reached between Performer and Government with regard to said fair and reasonable terms on Performer’s supply/manufacturing rights, Performer shall nonetheless grant the Government a nonexclusive, nontransferable, irrevocable license, on fair and reasonable terms, to such Inventions to have such Inventions practiced on behalf of the Government throughout the world. Failure to reach agreement on fair and reasonable terms will be resolved in accordance with Article VI. Disputes.

B.       Invention Disclosure, Election of Title, and Filing of Patent Application

1.       The Performer shall disclose each Subject Invention to DARPA within four (4) months after the inventor discloses it in writing to Performer’s personnel responsible for patent matters or, in the case of no internal writing from the inventor, within two (2) months after Performer files a provisional application for it; provided however, that in the event the Performer does not file a provisional application, Performer shall disclose the Subject Invention to the Government within two (2) months of determining that a particular set of experiments and or data qualify as a Subject Invention. The disclosure to the Government shall be in the form of a written report and shall identify the Agreement under which the Subject Invention was Made and the identity of the inventor(s). It shall be sufficiently complete in technical detail to convey a clear understanding to the extent known at the time of the disclosure, of the nature, purpose, operation, and the physical, chemical, biological, or electrical characteristics of the Subject Invention. The disclosure shall also identify any publication, sale, or public use of the Subject Invention and whether a manuscript describing the Subject Invention has been submitted for publication and, if so, whether it has been accepted for publication at the time of disclosure. The Performer shall also submit to the Government an annual listing of Subject Inventions.

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2.       If the Performer determines that it does not intend to retain title to any such Subject Invention, the Performer shall notify the Government, in writing, within eight (8) months of disclosure to DARPA. However, in any case where publication, sale, or public use has initiated the one (1)-year statutory period wherein valid patent protection can still be obtained in the United States, the period for such notice may be shortened by DARPA to a date that is no more than sixty (60) calendar days prior to the end of the statutory period.

3.       The Performer shall file its initial patent application on a Subject Invention to which it elects to retain title within one (1) year after election of title or, if earlier, prior to the end of the statutory period wherein valid patent protection can be obtained in the United States after a publication, or sale, or public use. The Performer may elect to file patent applications in additional countries (including the European Patent Office and the Patent Cooperation Treaty) within either: (i) ten (10) months of the corresponding initial patent application; or (ii) six (6) months from the date permission is granted by the Commissioner of Patents and Trademarks to file foreign patent applications where such filing has been prohibited by a secrecy order.

4.       Requests for extension of the time for disclosure, election, and filing under Article VII, paragraph B, may, at the discretion of DARPA, and after considering the position of the Performer, be granted.

C.       Conditions When the Government May Obtain Title

Upon DARPA’s written request, the Performer shall convey title to any Subject Invention to DARPA under any of the following conditions:

1.       If the Performer fails to disclose or elects not to retain title to the Subject Invention within the times specified in paragraph B of this Article; provided, that DARPA may request title only within sixty (60) calendar days after learning of: (i) the failure of the Performer to disclose; or (ii) Performer’s election not to retain title, in each case within the specified times.

2.       In those countries in which the Performer fails to file patent applications within the times specified in paragraph B of this Article; provided, that if the Performer has filed a patent application in a country after the times specified in paragraph B of this Article, but prior to its receipt of the written request by DARPA, the Performer shall continue to retain title to the Subject Invention in that country; or

3.       In any country in which the Performer decides not to continue the prosecution of, to pay the maintenance fees on, or defend a reexamination of or opposition proceedings on, a patent application or patent on a Subject Invention.

D.       Minimum Rights to the Performer and Protection of the Performer’s Right to File

1.       The Performer shall retain a nonexclusive, royalty-free, paid-up license throughout the world in each Subject Invention to which the Government obtains title under paragraph C of this Article, except if the Performer fails to disclose the Subject Invention within the times specified in paragraph B of this Article. The Performer’s license to such Subject Invention extends to the Performer’s Affiliates and Collaborators, if any, and includes the right to grant sublicenses of the same scope to the extent that the Performer was legally obligated to do so at the time the Agreement was awarded. The license is transferable only with the approval of DARPA, except as noted above regarding Affiliates and Collaborators of Performer or when transferred to the successor of that part of the Performer’s business to which the Subject Invention pertains. DARPA approval for a license transfer requiring DARPA approval shall not be unreasonably withheld or delayed.

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2.       The Performer’s license in subparagraph D.1 of this Article may be revoked or modified by DARPA to the extent necessary to achieve expeditious Practical Application of the Subject Invention pursuant to an application for an exclusive license submitted consistent with appropriate provisions at 37 CFR Part 404. This license shall not be revoked in that field of use or the geographical areas in which the Performer continues to practice the general technology developed hereunder in pursuit of commercial goals, including the goal of making the products derived from such platforms reasonably accessible to the public.

3.       Before revocation or modification of the Performer’s license in subparagraph D.1 of this Article, DARPA shall furnish the Performer a written notice of its intention to revoke or modify the license, and the Performer shall be allowed thirty (30) calendar days (or such other time as may be authorized for good cause shown) after the notice to show cause why the license should not be revoked or modified.

E.       Action to Protect the Government’s Interest

1.       The Performer agrees to execute or to have executed and promptly deliver to DARPA all instruments necessary to: (i) establish or confirm the rights the Government has throughout the world in those Subject Inventions to which the Performer elects to retain title; and (ii) convey title to DARPA when requested under paragraph D of this Article and to enable the Government to obtain patent protection throughout the world in that Subject Invention.

2.       The Performer agrees to require, by written agreement, its employees, other than clerical and non-technical employees, to disclose promptly in writing to personnel identified as responsible for the administration of patent matters and in a format suggested by the Performer each Subject Invention Made under this Agreement in order that the Performer can comply with the disclosure provisions of paragraph B of this Article. The Performer shall instruct employees, through employee agreements or other suitable educational programs, on the importance of reporting Subject Inventions in sufficient time to permit the filing of patent applications prior to U.S. or foreign statutory bars.

3.       The Performer shall notify DARPA of any decisions not to continue the prosecution of, pay maintenance fees for, or defend in a reexamination or opposition proceedings on a Subject Invention patent application or patent, in any country, not less than thirty (30) calendar days before the expiration of the response period required by the relevant patent office.

4.       The Performer shall include, within the specification of any United States patent application and any patent issuing thereon covering a Subject Invention, the following statement: “This invention was made with Government support under Agreement HR0011-15-3-0001, awarded by DARPA. The Government has certain rights in the invention.”

F.       Lower Tier Agreements

The Performer shall include this Article VII, suitably modified to identify the Parties and, as applicable, Subcontractors, in all subcontracts or lower tier agreements, regardless of tier, for experimental, developmental, or research work under the Program.

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G.       Reporting on Utilization of Subject Inventions

1.       Pursuant to Attachment 2, the Performer agrees to submit, during the Term, an annual report on the general subject matter research at Performer or its Collaborators, licensees or assignees in connection with utilization of a Subject Invention or on efforts at obtaining such utilization that is being made by the Performer or its Collaborators, licensees or assignees. Such reports shall include information regarding the general fields of potential products where such Subject Inventions may ultimately assist in commercial sales. The Performer also agrees to provide additional reports as may be requested by DARPA in connection with any march-in proceedings undertaken by DARPA in accordance with paragraph I of this Article. Consistent with 35 U.S.C. § 202(c) (5), DARPA agrees it shall not disclose such information to persons outside the Government without permission of the Performer.

2.       All required reporting shall be accomplished, to the extent possible, using the iEdison reporting website: https://s-edison.info.nih.gov/iEdison/. To the extent any such reporting cannot be carried out by use of i-Edison, reports and communications shall be submitted to the DARPA Agreements Officer and DARPA Administrative Agreements Officer.

H.       Preference for American Industry

Notwithstanding any other provision of this clause, the Performer agrees that it shall not grant to any person the exclusive right to use or sell any Subject Invention in the United States or Canada unless such person agrees that any product embodying the Subject Invention or produced through the use of the Subject Invention shall be manufactured substantially in the United States or Canada, except when such rights are in connection with a Collaborator. However, in individual cases, the requirements for such an agreement beyond what is contemplated herein may be waived by DARPA upon a showing by the Performer: (1) that reasonable but unsuccessful efforts have been made to grant licenses on similar terms to potential licensees that would be likely to manufacture substantially in the United States; or (2) that, under the circumstances, domestic manufacture is not commercially feasible.

I.       March-in Rights

The Performer agrees that, with respect to any Subject Invention in which it has retained title, DARPA has the right to require the Performer, an assignee, or exclusive licensee of a Subject Invention to grant a non-exclusive license to a responsible applicant or applicants, upon terms that are reasonable under the circumstances, and if the Performer, assignee, or exclusive licensee refuses such a request, DARPA has the right to grant such a license itself if DARPA determines that:

1.       Such action is necessary because the Performer, assignee, or exclusive licensee has not taken effective steps, consistent with the intent of this Agreement, to achieve Practical Application of the Subject Invention;

2.       Such action is necessary to alleviate health or safety needs which are not reasonably satisfied by the Performer, assignee, or exclusive licensee;

3.       Such action is necessary to meet requirements for public use and such requirements are not reasonably satisfied by the Performer, assignee, or exclusive licensee; or

4.       Such action is necessary because the agreement required by paragraph I of this Article has not been obtained or waived or because a licensee of the exclusive right to use or sell any Subject Invention in the United States is in breach of such agreement.

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ARTICLE VIII: DATA RIGHTS

A.       Allocation of Principal Rights

1.       This Agreement shall be performed with mixed Government and Performer funding. The Parties agree that in consideration for Government funding, the Performer intends to reduce to Practical Application Subject Invention(s) developed under this Agreement.

2.       The Performer agrees to retain and maintain in good condition, until two (2) years after completion or termination of this Agreement, all Data necessary to achieve Practical Application of Subject Invention(s).

3.       In the event of exercise of the Government’s “March-in Rights” as set forth under Article VII or in this subparagraph, the Performer agrees that, with respect to Data necessary to achieve Practical Application of the applicable Subject Invention(s), the Government has the right to require the Performer to deliver, within sixty (60) calendar days from the date of the written request and at no additional cost to the Government, all such Data to the Government in accordance with its reasonable directions if the Government determines that:

(a)       Such action is necessary because the Performer, assignee, or exclusive licensee has not taken effective steps, consistent with the intent of this Agreement, to achieve Practical Application of the Subject Invention(s) developed during the performance of this Agreement;

(b)       Such action is necessary to alleviate health or safety needs which are not reasonably satisfied by the Performer, assignee, or exclusive licensee; or

(c)       Such action is necessary to meet requirements for public use and such requirements are not reasonably satisfied by the Performer, assignee, or exclusive licensee.

4.       With respect to all Data delivered in the event of the Government’s exercise of its right under this subparagraph A.3, the Government shall receive Unlimited Rights.

5.        With respect to Data developed, generated or delivered under this Agreement, the Government shall receive Government Purpose Rights.

6. Any data or intellectual property developed or generated exclusively at private expense, either prior to, or outside the scope of, this Agreement, to be utilized or delivered under this Agreement by the Performer and/or its Subcontractors shall be delivered with restrictions as delineated in the List of Intellectual Property Assertions provided in Attachment 5. The Performer reserves the right to add to or modify the data or intellectual property identified in Attachment 5, but agrees that it will not use in the performance of this Agreement any private expense data or intellectual property until Attachment 5 is modified to reflect such additional data or intellectual property, in a contractual document executed by the Contracting Officer.

B.       Marking of Data

Pursuant to paragraph A above, any Data delivered under this Agreement shall be marked with the following legend:

“Use, duplication, or disclosure is subject to the restrictions as stated in Agreement HR0011-15-3-0001 between DARPA and Amyris, Inc.”

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C.       Lower Tier Agreements

The Performer shall include this Article, suitably modified to identify the Parties and, as applicable, Subcontractors, in all subcontracts or lower tier agreements, regardless of tier, for experimental, developmental, or research work under the Program.

ARTICLE IX: FOREIGN ACCESS TO TECHNOLOGY

This Article shall remain in effect during the Term and for two (2) years thereafter.

A.       General

The Parties agree that research findings and technology developments arising under this Agreement may constitute a significant enhancement to the national defense and to the economic vitality of the United States. Accordingly, access to important technology developments under this Agreement by Foreign Firms or Institutions must be carefully controlled. The controls contemplated in this Article are in addition to, and are not intended to change or supersede, the provisions of the International Traffic in Arms Regulation (22 CFR pt. 121 et seq.), the DoD Industrial Security Regulation (DoD 5220.22-R) and the Department of Commerce Export Regulation (15 CFR pt. 770 et seq.)

B.       Restrictions on Sale or Transfer of Technology to Foreign Firms or Institutions

1.       In order to promote the national security interests of the United States and to effectuate the policies that underlie the regulations cited above, the procedures stated in subparagraphs B.2 and B.3 below shall apply to any proposed Transfer of Technology. For purposes of this Article IX, a “Transfer of Technology” means a sale of the Performer or of a Subcontractors, and sales or licensing of Technology, however, the term “Transfer of Technology” does not include:

(a)       sales of products or components incorporating or produced via a Subject Invention(s), or licenses or sales of any genetically modified organism, strain, or compound made by or from such an organism, strain, excluding genetically modified organism, strain or compound made by or from an organism or strain developed under this Program.

(b)       licenses of software or documentation related to sales of products or components described in clause (a), or

(c)       a transfer of Technology to foreign subsidiaries of the Performer for purposes related to this Agreement or to Collaborators, or

(d)       a transfer of Technology to a Foreign Firm or Institution, which is a Subcontractor or an approved source of supply or source for the conduct of research under this Agreement; provided that such transfer shall be limited to that necessary to allow the Foreign Firm or Institution to perform its approved role under this Agreement.

2.       The Performer shall provide written notice to the DARPA Agreements Officer’s Representative and DARPA Agreements Officer of any proposed Transfer of Technology to a Foreign Firm or Institution by Performer or a Subcontractor at least sixty (60) calendar days prior to the proposed date of transfer. Such notice shall cite this Article and shall state specifically what Technology is to be transferred and the general terms of the transfer. Within thirty (30) calendar days of receipt of the Performer’s written notification, the DARPA Agreements Officer shall advise the Performer whether it consents to the proposed Transfer. If DARPA determines that the proposed Transfer of Technology may have adverse consequences to the national security interests of the United States, the Performer (or, if applicable, a Subcontractor) and DARPA shall jointly endeavor to find alternatives to the proposed Transfer of Technology which obviate or mitigate potential adverse consequences of the Transfer of Technology but which provide substantially equivalent benefits to the Performer (or, if applicable, a Subcontractor). In cases where DARPA does not concur or sixty (60) calendar days after receipt and DARPA provides no decision, the Performer (or, if applicable, Performer on behalf of a Subcontractor) may utilize the procedures under Article VI, Disputes. No such Transfer shall take place until a decision is rendered.

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3.       In the event a Transfer of Technology to a Foreign Firm or Institution which is NOT approved by DARPA takes place, the Performer shall: (a) refund to DARPA funds paid by DARPA for the development of such unapproved transferred Technology; and (b) the Government shall have a non-exclusive, nontransferable, irrevocable, paid-up license to practice or have practiced on behalf of the Government such Technology throughout the world for the Government and any and all other purposes, particularly to effectuate the intent of this Agreement. Upon request of the Government, the Performer shall provide written confirmation of such licenses.

C.       Lower Tier Agreements

The Performer shall include this Article, suitably modified to identify the Parties and, as applicable, Subcontractors, in all subcontracts or lower tier agreements, regardless of tier, for experimental, developmental, or research work under the Program.

ARTICLE X: TITLE TO AND DISPOSITION OF PROPERTY

A.       Title to Property

Title to any items of Property acquired under this Agreement with an acquisition value of $5,000 or less shall vest in the Performer (and/or its Subcontractors) upon acquisition with no further obligation of the Parties unless otherwise determined in advance by the DARPA Agreements Officer. The Performer (and/or its Subcontractors) will acquire Property with an acquisition value greater than $5,000 under this Agreement as set forth in Attachment 6 to this Agreement, which Property is necessary to further the research and development goals of this Program and is not for the direct benefit of the Government. Title to this Property shall vest in the Performer (and/or its Subcontractors) upon acquisition. Should any other item of Property with an acquisition value greater than $5,000 be required during the Program, the Performer shall obtain prior written approval of the DARPA Agreements Officer, which approval shall not to be unreasonably withheld or delayed. Title to this later acquired Property shall also vest in the Performer (and/or its Subcontractors) upon acquisition. The Performer (and/or its Subcontractors) shall be responsible for the maintenance, repair, protection, and preservation of all such Property at its own expense.

B.       Disposition of Property with Value >$5,000

At the completion or termination of the Term, title to (i) items of Property set forth in Attachment 6 and (ii) any other items of Property acquired under the Program with an acquisition value greater than $5,000 shall remain vested with the Performer and, if applicable, its Subcontractors without further obligation to the Government.

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ARTICLE XI: CIVIL RIGHTS ACT

This Agreement is subject to the compliance requirements of Title VI of the Civil Rights Act of 1964 as amended (42 U.S.C. 2000-d) relating to nondiscrimination in Federally assisted programs. The Performer has signed a Certifications for Agreement No. HR0011-15-3-0001, a copy of which is attached hereto as Attachment 7, which certifies, among other matters, the Performer’s compliance with the nondiscriminatory provisions of the Act.

ARTICLE XII: SECURITY

The Government does not anticipate the need for the Performer (or its Subcontractors) to develop and/or handle classified information in the performance of this Agreement. No DD254 is currently required for this Agreement.

ARTICLE XIII: SUBCONTRACTORS

The Performer shall make every effort to satisfy the intent of competitive bidding of sub-agreements to the maximum extent practical. The Performer may use foreign entities or nationals as Subcontractors, subject to compliance with the requirements of this Agreement and to the extent otherwise permitted by law.

ARTICLE XIV: KEY PERSONNEL

A.       The Performer shall notify the DARPA Agreements Officer in writing prior to making any change in Key Personnel for the Program. The following individuals are designated as ”Key Personnel” for the purposes of this Agreement:

Name	Role/Title	% Time
	Principal Investigator (PI)	100%
	Co-PI	100%

B.       When replacing any of the Key Personnel identified above, the Performer must demonstrate that the qualifications of the prospective Key Personnel are acceptable to the Government as reasonably determined by the Program Manager. Substitution of Key Personnel shall be documented by modification to the Agreement made in accordance with the procedures outlined in Article III, paragraph C.

ARTICLE XV: ORDER OF PRECEDENCE

In the event of any inconsistency between the terms of this Agreement and language set forth in the Attachments, the inconsistency shall be resolved by giving precedence in the following order: (1) the Agreement; and (2) all Attachments to the Agreement.

ARTICLE XVI: EXECUTION

This Agreement constitutes the entire agreement of the Parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions among the Parties, whether oral or written, with respect to the subject matter hereof. This Agreement may be revised only by written consent of the Performer and the DARPA Agreements Officer. This Agreement, or modifications thereto, may be executed in counterparts each of which shall be deemed as original, but all of which taken together shall constitute one and the same instrument.

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ARTICLE XVII: APPLICABLE LAW

United States federal law will apply to the construction, interpretation, and resolution of any disputes arising out of or in connection with this Agreement.

ARTICLE XIII: SEVERABILITY

In the event that any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been contained herein, unless the deletion of such provision or provisions would result in such a material change so as to cause completion of the transactions contemplated herein to be unreasonable.

ARTICLE XIX: DATA SHARING PLAN AND STATUS REPORTING

It is the goal of the Government that its investment in the tools and capabilities developed under the Program to be multiplied many-fold by adoption and improvement by researchers across the United States. In order to achieve this vision, the Living Foundries program aims to facilitate interoperability and open the field to new entrants.

The Performer shall make available the Tools developed under the Program to the broader synthetic biology community by presenting its Program research Data at public meetings, conferences, and workshops and publishing results in peer-reviewed journal articles. At a minimum, the types of information that will be made available to the broader synthetic biology community are as discussed below:

(i) Data and analysis necessary to evaluate the utility of the Tools developed under the Program, including standard operating procedures and design specifications enabling others to reconstitute the equipment, set up, and approaches developed.

(ii) Details required for technical evaluation of the Tools developed under the Program: full protocols, technical drawings of equipment built and specifications met, Data on accuracy and precision of these systems, and results of procedures performed against large number of samples to investigate the robustness and readiness of the approaches for broader distribution – providing a trained reader with the information needed to recapitulate the methods and results described.

(iii) The Key Personnel shall be reasonably available to consult with third parties seeking to replicate the results.

The Performer shall include as part of required monthly Technical Status Reports in Attachment 2 an on-going status of efforts to develop and/or carry out this Intellectual Property and Data Sharing plan. Reporting shall include a summary of Data sharing activities that have taken place during the reporting period, and any Data sharing activities planned to take place within three months of the reporting period.

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The Performer shall also include as part of required monthly Technical Status Reports in Attachment 2 a listing of the Performer’s Subject Invention disclosures, Subject Invention patent applications and a brief discussion summarizing plans, if any, to license the resulting Subject Inventions (e.g., intent and rationale regarding whether the Performer intends to seek non-exclusive licensing, exclusive licensing for a particular field of use, or exclusive licensing across the board, etc.).

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Attachment 1

M2K Program

Statement of Work (SOW)

References:

(a)	Amyris Proposal “Mgs to Kgs” (M2K) dated February 3, 2015

As detailed in reference (a), the Performer will complete the work set forth below to achieve the Program Goals / Objectives set forth in Technology Investment Agreement HR0011-15-3-0001.

MODULE A: [*]

Task A.1: Target molecule selection (  , Amyris)

Task Objective: [*]

Milestone (Month 3): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Task A.2: Molecules pipeline operation (  , Amyris)

Task Objective: [*]

Milestone (Month 12): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 18): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 24): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 30): [*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 36): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 42): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 48): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

MODULE B: [*]

Task B.1: [*] (  , Amyris)

Task Objective: [*]

Milestone (Month 3): [*]

Deliverables: [*]

Milestone (Month 12): [*]

Deliverables: [*]

Task B.2: Genotype generation (  , Amyris)

Task Objective: [*]

Milestone (Month 3): [*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 9): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Task B.3: [*] (  , Amyris)

Task Objective: [*]

Milestone (Month 6): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 9): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 15): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 18): [*]

Deliverables: [*]

Milestone (Month 21): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 24): [*]

Metrics/Completion Criteria: [*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Deliverables: [*]

Milestone (Month 30): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 36): [*]

Metrics/Completion Criteria: [*]

Task B.4: [*] (  , Amyris)

Task Objective: [*]

Milestone (Month 3): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 6): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 12): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 18): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 24): [*]`

Metrics/Completion Criteria: [*]

Deliverables: [*]

Task B.5: [*] (  , Amyris)

Task Objective: [*]

Milestone (Month 6): [*]

Metrics/Completion Criteria: [*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Deliverables: [*]

Milestone (Month 12): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 21): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 24): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 24): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 30): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 30): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 36): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 42): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

MODULE C: [*]

Task C.1: [*] (  , Arzeda).

Task Objective: [*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Milestone (Month 3): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 6): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 9): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 9): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 12): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 24): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Task C.2: [*] (  , Arzeda).

Task Objective: [*]

Milestone (Month 18): [*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 24): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (month 30): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 42): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

MODULE D: [*]

Task D.1: [*] (  , Arzeda)

Task Objective: [*]

Milestone (Month 12): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 24): [*]

Metrics/Completion Criteria: [*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Deliverables: [*]

Task D.2: [*] (  , Arzeda)

Task Objective: [*]

Milestone (Month 6): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 9): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 12): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 15): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 18): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 21): [*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Task D.3: [*] (  , Arzeda)

Task Objective: [*]

Milestone (Month 6): [*]

Metrics/Completion Criteria: [*]

Deliverable: [*]

Milestone (Month 12): [*]

Metrics/Completion Criteria: [*]

Deliverable: [*]

Milestone (Month 18): [*]

Metrics/Completion Criteria: [*]

Deliverable: [*]

Task D.4: [*] (  , Arzeda)

Task Objective: [*]

Milestone (Month 22): [*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 22): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 24): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Task D.5: [*] (  , Arzeda).

Task Objective: [*]

Milestone (Month 30): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 36): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 45): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 48): [*]

Metrics/Completion Criteria: [*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[*]

Deliverable: [*]

MODULE E: [*]

Task E.1: [*] (  , Amyris)

Task Objective: [*]

Milestone (Month 12): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 18): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 24): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Task E.2: [*] (  , Amyris)

Task Objective: [*]

Milestone (Month 18): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 24): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Task E.3 (Month 24): [*] (  , Amyris)

Task Objective: [*]

Milestone (Month 18): [*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 24): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

MODULE F: [*]

Task F.1: [*] (  , Amyris)

Task Objective: [*]

Milestone (Month 3): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Subtask F.1.1 (Month 3): [*]

Subtask F.1.2 (Month 3): [*]

Subtask F.1.3 (Month 1): [*]

Subtask F.1.4 (Month 3): [*]

Task F.2: [*] (  , Amyris)

Task Objective: [*]

Milestone (Month 6): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Subtask F.2.1 (Month 3): [*]

Subtask F.2.2 (Month 3): [*]

Subtask F.2.2 (Month 4): [*]

Subtask F.2.4 (Month 5): [*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[*]

Subtask F.2.5 (Month 6): [*]

Task F.3: [*] (  , Amyris)

Task Objective: [*]

Milestone (Month 12): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Subtask F.3.1 (Month 3): [*]

Subtask F.3.2 (Month 3): [*]

Subtask F.3.2 (Month 4): [*]

Subtask F.3.4 (Month 10): [*]

Subtask F.3.5 (Month 12): [*]

MODULE G: DELETED

MODULE H: [*]

Task H.1: [*] (Apffel, Agilent)

Task Objective: [*]

Milestone (Month 6): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 12): [*]

Metrics/Completion Criteria: [*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Deliverables: [*]

Milestone (Month 18): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Subtask H.1.1 (Month 3): [*]

Subtask H.1.2 (Month 15): [*]

Task H.2: [*] (  , Amyris).

Task Objective: [*]

Milestone (Month 6): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 12): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Task H.3: [*] (  , Amyris)

Task Objective: [*]

Milestone (Month 6): [*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 12): 1) [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 18) [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 24): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Subtask H.3.1 (Month 1): [*]

Task H.4: [*] (Apffel, Agilent)

Task Objective: [*]

Milestone (Month 6): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 12): [*]

Metrics/Completion Criteria: [*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Deliverables: [*]

Milestone (Month 24): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Subtask H.4.1 (Month 18): [*]

Task H.5: [*] (  , Agilent)

Task Objective: [*]

Milestone (Month 6): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 12): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Subtask H.5.1 (Month 2): [*]

Task H.6: [*] (  , Amyris)

Task Objective: [*]

Milestone (Month 12): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 18): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Milestone (Month 30): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

MODULE I: [*]

Task I.1: [*] (  , Univ. of Heidelberg)

Task Objective: [*]

Milestone (Month 9): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Subtask I.1.1 (Month 2): [*]

Subtask I.1.2 (Month 5): [*]

Subtask I.1.3 (month 8): [*]

Task I.2: [*] (  , Univ. of Heidelberg)

Task Objective: [*]

Milestone (month 9): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Subtask I.2.1 (Month 1): [*]

Subtask I.2.2 (Month 5): [*]

Subtask I.2.3 (Month 8): [*]

Task I.3: [*] (  , Amyris)

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Task Objective: [*]

Milestone (Month 12): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Subtask I.3.1 (Month 10): [*]

Task I.4: [*] (  , Amyris)

Task Objective: [*]

Milestone (Month 18): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Subtask I.4.1 (Month 9): [*]

Subtask I.4.2 (Month 12): [*]

Subtask I.4.3 (month 15): [*]

Task I.5: [*] (  , Univ. of Heidelberg)

Task Objective: [*]

Milestone (Month 12): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Subtask I.5.1 (Month 10): [*]

Task I.6: [*] (  , Amyris)

Task Objective: [*]

Milestone (Month 18): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Subtask I.6.1 (Month 9): [*]

Subtask I.6.2 (Month 12): [*]

Subtask I.6.3 (month15): [*]

MODULE J: [*]

Task J.1: [*] (  , Amyris)

Task Objective: [*]

Milestone (Month 3): [*]

Deliverables: [*]

Subtask J1.1 (Month 2): [*]

Subtask J1.2 (Month 3): [*]

Milestone (Month 12): [*]

Deliverables: [*]

Subtask J1.2 (Month 6): [*]

Subtask J1.3 (Month 9): [*]

Milestone (Month 18): [*]

Deliverables: [*]

Subtask J1.4 (Month 12): [*]

Subtask J1.5 (Month 15): [*]

Subtask J1.6 (Month 18): [*]

Task J.2: [*] (Dahl, Amyris).

Task Objective: [*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Milestone (Month 21): [*]

Deliverables: [*]

Subtask J2.1 (Month 20): [*]

Milestone (Month 24): [*]

Deliverables: [*]

Subtask J2.2 (Month 24): [*]

Subtask J2.3 (Month 24): [*]

Task J.3: [*] (  , Amyris)

Task Objective: [*]

Milestone (Month 30): [*]

Deliverables: [*]

Subtask J3.1 (Month 27): [*]

Subtask J3.2 (Month 30): [*]

Subtask J3.3 (Month 30): [*]

Milestone (Month 30): [*]

Deliverables: [*]

Subtask J3.4 (Month 27): [*]

Subtask J3.5 (Month 30): [*]

Milestone (Month 33): [*]

Deliverables: [*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

20

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Subtask J3.6 (Month 30): [*]

Subtask J3.7 (Month 33): [*]

Milestone (Month 36): [*]

Deliverables: [*]

Subtask J3.8 (Month 33): [*]

Subtask J3.9 (Month 36): [*]

Task J.4 (Optional): [*] (  , Amyris)

Task Objective: [*]

Milestone (12 months): [*]

Deliverables: [*]

Subtask J4.1 (Month 3): [*]

Subtask J4.2 (Month 6): [*]

Subtask J4.3 (Month 6): [*]

Subtask J4.4 (Month 12): [*]

Milestone (18 months): [*]

Deliverables: [*]

Subtask J4.5 (Month 6): [*]

Subtask J4.6 (Month 12): [*]

Subtask J4.7 (Month 18): [*]

Milestone (24 months): [*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[*]

Deliverables: [*]

Subtask J4.8 (Month 21): [*]

Subtask J4.9 (Month 24): [*]

Subtask J4.10 (Month 24): [*]

MODULE K: [*]

Task K.1: [*] (  , Amyris)

Task Objective: [*]

Milestone (Month 6): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Task K.2: [*] (  , Amyris)

Task objective: [*]

Milestone (Month 12): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Task K.3: [*] (  , Amyris)

Task objective: [*]

Milestone (Month 18): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Task K.4: [*] (  , Amyris)

Task Objective: [*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Milestone (Month 24): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Milestone (Month 30): [*]

Metrics/Completion Criteria: [*]

Deliverables: [*]

Task L: Biosafety and Biosecurity Planning and Reporting

Task Objective: The research and engineering depicted in this Statement of Work seeks to make existing capabilities (e.g. genetic modification of microbes to produce commodity chemicals) more efficient with the intended purpose of speeding the development of Living Foundries. The goal of this research is to make better engineering tools, and not to produce microbes that may have dual-use potential. As noted in the Performer’s technical proposal, a review of the research activities identified within this Statement of Work determined that this project will not enable technologies that are related to human, animal, or plant health. The Performer’s choice of potential chassis or hosts will be made from amongst the list of microbes that, prior to genetic modification, are designated safely handled in a Biosafety Level 1 facility. Additionally, the resulting genetically modified organisms have no selective advantage in the environment. The Performer shall demonstrate throughout the program that all methods and demonstrations of capability comply with national guidance for manipulation of genes and organisms and follow all guidance for biological safety and biosecurity. Demonstrations and testbeds must meet any applicable regulations designed to protect human health and the environment promulgated by the Environmental Protection Agency, National Institutes of Health, or other relevant agencies of the Federal Government. The Performer shall use, store, and destroy biological material in accordance with all applicable regulations.

Deliverable: Include as part of the Monthly Technical Status Reports an on-going status of Performer efforts to develop and/or carry out Bio-Safety and Security requirements.

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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M2K project timelines and milestones

[*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Attachment 3

Total Agreement Funding Plan and Payable Milestones and Corresponding Payment Schedule

Revision 2

Total Agreement Funding Plan

(for informational purposes only)

	DARPA Payment Total	Performer Contribution $	Agreement Funding Grand Total	DARPA Share %	Performer Contribution %
Module A Total	$11,267,168	$1,238,563	$12,505,727	90.10%	9.90%
Module B Total	$4,517,217	$767,829	$5,285,046	85.47%	14.53%
Module C Total	$1,065,228	$565,813	$1,631,041	65.31%	34.69%
Module D Total	$2,532,939	$1,003,490	$3,536,429	71.62%	28.38%
Module E Total	$1,183,490	$1,939,053	$3,122,543	37.90%	62.10%
Module F Total	$1,054,407	$767,829	$1,822,236	57.86%	42.14%
Module G Total	DELETED
Module H Total	$5,895,752	$3,831,230	$9,726,982	60.61%	39.39%
Module I Total	$1,462,441	$1,775,450	$3,237,891	45.17%	54.83%
Module J Total	$3,000,887	$2,517,831	$5,518,718	54.38%	45.62%
Module K Total	$3,180,481	$1,154,251	$4,334,731	73.37%	26.63%
	$35,160,011	$15,561,338	$50,721,349	69.32%	30.68%

HR0011-15-3-0001

Payable Milestones and Corresponding Payment Schedule

Revision 2

Payable Milestones	Task	Metric	Government Payment due the Performer upon Completion	MS Month	CLIN/SLIN/ACRN
1	[*]	[*]	[*]	1/31/16	0001/01/AA
2	[*]	[*]	[*]		0001/01/AA
	[*]	[*]
	[*]	[*]
3	[*]	[*]	[*]		0001/01/AA
4	[*]	[*]	[*]		0001/01/AA
5	[*]	[*]	[*]		0001/01/AA
6	[*]	[*]	[*]	4/30/16	0001/01/AA
	[*]	[*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[*]
	[*]	[*]
	[*]	[*]	[*]
	[*]	[*]
	[*]	[*]
8	[*]	[*]	[*]	0001/01/AA

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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9	[*]	[*]	[*]	0001/01/AA
10	[*]	[*]	[*]	0001/01/AA
	[*]	[*]
11	[*]	[*]	[*]	0001/01/AA
12	[*]	[*]	[*]	0001/01/AA
13	[*]	[*]	[*]	0001/01/AA

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[*]
14	[*]	[*]	[*]	7/31/16	0001/01/AA
	[*]	[*]
15	[*]	[*]	[*]		0001/01/AA
	[*]	[*]
	[*]	[*]
16	[*]	[*]	[*]		0001/01/AA
17	[*]	[*]	[*]		0001/01/AA

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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	[*]	[*]
18	[*]	[*]	[*]		0001/01/AA
19	[*]	[*]	[*]	10/31/16	0001/01/AA
20	[*]	[*]	[*]		0001/01/AA
	[*]	[*]
	[*]	[*]
	[*]	[*]
21	[*]	[*]	[*]		0001/01/AA

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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	[*]	[*]
	[*]	[*]
	[*]	[*]
22	[*]	[*]	[*]	0001/01/AA
23	[*]	[*]	[*]	0001/01/AA
24	[*]	[*]	[*]	0001/01/AA

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	[*]	[*]	[*]
25	[*]	[*]	[*]	0001/01/AA
	[*]	[*]
	[*]	[*]
26	[*]	[*]	[*]	0001/01/AA
27	[*]	[*]	[*]	0001/01/AA
	[*]	[*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

28	[*]	[*]	[*]		0001/01/AA
29	[*]	[*]	[*]	1/31/17	0001/01/AA
30	[*]	[*]	[*]	4/30/17	0001/01/AA
31	[*]	[*]	[*]		0001/01/AA
	[*]	[*]
32	[*]	[*]	[*]		0001/01/AA
33	[*]	[*]	[*]		0001/01/AA

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[*]
	[*]	[*]
	[*]	[*]
34	[*]	[*]	[*]	0001/01/AA
	[*]	[*]
	[*]	[*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

35	[*]	[*]	[*]		0001/01/AA
36	[*]	[*]	[*]		0001/01/AA
37	[*]	[*]	[*]		0001/01/AA
38	[*]	[*]	[*]		0001/01/AA
	[*]	[*]
39	[*]	[*]	[*]		0001/01/AA (Partially funded @ $315,985 at time of TIA Award)
40	[*]	[*]	[*]	7/31/17
	[*]	[*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	[*]	[*]
	[*]	[*]
41	[*]	[*]	[*]
42	[*]	[*]	[*]
43	[*]	[*]	[*]	4/30/18
44	[*]	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
45	[*]	[*]	[*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	[*]	[*]
	[*]	[*]
	[*]	[*]
46	[*]	[*]	[*]
	[*]	[*]
	[*]	[*]
47	[*]	[*]	[*]
	[*]	[*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[*]
48	[*]	[*]	[*]
49	[*]	[*]	[*]
50	[*]	[*]	[*]
51	[*]	[*]	[*]
	[*]	[*]
	[*]	[*]
52	[*]	[*]	[*]
	[*]	[*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[*]
53	[*]	[*]	[*]
54	[*]	[*]	[*]
	[*]	[*]
55	[*]	[*]	[*]
56	[*]	[*]	[*]	7/31/18
57	[*]	[*]	[*]	10/31/18
58	[*]	[*]	[*]
	[*]	[*]
59	[*]	[*]	[*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[*]
60	[*]	[*]	[*]
61	[*]	[*]	[*]	4/30/19
62	[*]	[*]	[*]
OPTION 63	[*]	[*]	[*]
64	[*]	[*]	[*]	7/31/19
OPTION 65	[*]	[*]	[*]	10/31/19
66	[*]	[*]	[*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[*]
Baseline Costs	$34,167,843
Option Costs	$992,168
TOTAL	$35,160,011

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.